EXHIBIT 8

Form of Warrants

Exhibit B-1 to Restated Consulting Agreement

THE WARRANT REPRESENTED BY THIS CERTIFICATE HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  SUCH WARRANT MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM.  SEEC, INC. MAY REQUIRE AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT TO BE PROVIDED PRIOR TO SUCH SALE, TRANSFER, PLEDGE OR HYPOTHECATION THAT A PROPOSED SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT.

Number: CS-00	, 2003

WARRANT TO PURCHASE COMMON STOCK

OF

SEEC, INC.

THIS CERTIFIES THAT, for value received, KPCB HOLDINGS, INC., a California corporation, as nominee (the “Holder”), is entitled, upon the terms and subject to the conditions hereinafter set forth and at its sole and absolute discretion, to subscribe for and purchase from SEEC, INC., a Pennsylvania corporation with its principal executive offices at Park One West, Cliff Mine Road, Pittsburgh, PA 15275 (the “Company”), at any time during the period set forth in Section 1(d) hereof, the number of shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) set forth in Section 1(b) hereof at the exercise price set in Section 1(c) hereof. This warrant (as amended or otherwise modified from time to time, this “Warrant”) is issued in connection with the execution of that certain Amended and Restated Consulting Agreement dated as of August 14, 2003, by and between the Company and the Holder (as amended or otherwise modified from time to time, the “Consulting Agreement”).

1.                                       Warrant Purchase Rights.

(a)                                  Type of Stock.  This Warrant shall be exercisable for shares of Common Stock (such shares, the “Warrant Stock”).

(b)                                 Number of Shares.

(i)                                     Subject to the provisions hereof, the number of shares of Warrant Stock issuable upon exercise hereof shall be determined as follows:

(A)                              On or after February 8, 2003, the Warrant shall represent the right to acquire 41,667 shares of Warrant Stock;

(B)                                On or after the 8th day of each calendar month thereafter through and including December 8, 2004, the Warrant shall represent the right to acquire an additional 41,667 shares of Warrant Stock; and

(C)                                On or after January 8, 2005, the Warrant shall represent right to acquire an additional 41,659 shares.

(ii)                                  Notwithstanding the foregoing, in the event of a Consultant Termination (as defined herein), this Warrant shall represent the right to purchase the number of shares of Warrant Stock which were so purchasable by the Holder on the day immediately prior to such termination. For the purposes hereof, a “Consultant Termination” shall mean an (A) a termination of the Consulting Agreement by the Consultant (as defined in the Consulting Agreement) for any reason other than due to a material breach of the Consulting Agreement by the Company that remains uncured by the Company pursuant to the terms of the Consulting Agreement, or (B) a termination of the Consulting Agreement by the Company due to (1) bankruptcy or insolvency of the Consultant, (2) sale of the business of the Consultant or (3) a material breach of the Consulting Agreement by the Consultant that remains uncured by the Consultant pursuant to the terms of the Consulting Agreement.

(iii)                               Notwithstanding the foregoing, in the event of (A) the termination of the Consulting Agreement for any reason other than a Consultant Termination, or (B) a Change of Control (as defined herein) at any time after the date of execution of the Consulting Agreement, then, effective as of immediately following such termination or Change of Control, as the case may be, the number of shares of Warrant Stock issuable upon exercise hereof shall be 1,000,000. For the purposes hereof, a “Change of Control” shall mean the reorganization, merger or consolidation of the Company with or into any other corporation or entity, or a sale, conveyance or encumbrance of all or substantially all of the assets of the Company (including, without limitation, the exclusive license of all or substantially all of the Company’s intellectual property), in which transaction or series of related transactions in which the corporation’s stockholders immediately prior to such transaction own immediately after such transaction less than fifty percent (50%) of the voting power of the surviving corporation or its parent.

(c)                                  Exercise Price.  The exercise price of the Warrant Stock (the “Exercise Price”) shall be $1.10 per share.

(d)                                 Exercise Period.  Subject to Section 1(b) hereof, this Warrant may be exercised at any time from the date hereof until the fifth anniversary of the date hereof (such period, the “Exercise Period”).

2.                                       Method of Exercise Payment.

(a)                                  Cash Exercise.  Subject to the terms hereof, the purchase rights represented hereby may be exercised by the Holder in its sole and absolute discretion, in whole or in part, at any time during the Exercise Period, by the surrender of this Warrant (with a duly executed notice of exercise form (the “Notice of Exercise”) substantially in the form attached hereto as Exhibit A) at the principal executive offices of the Company, and by the payment to the Company of an amount equal to the Exercise Price multiplied by the number of shares of Warrant Stock being purchased, which amount may be paid, at the election of the Holder, by wire transfer of immediately available funds or certified check payable to the order of the Company. The person(s) in whose name any certificate representing the shares of Warrant Stock issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder of, the Warrant Stock represented thereby, and such shares of Warrant Stock shall be deemed to have been issued, immediately prior to the close of business on the date or dates upon which this Warrant is surrendered.

(b)                                 Net Issue Exercise.

(i)                                     Notwithstanding any provision herein to the contrary, if the fair market value of one share (or other unit) of Warrant Stock is greater than the Exercise Price, at the date of calculation as set forth below, in lieu of a cash exercise of this Warrant in accordance with Section 2(a) hereof, the Holder may elect to receive securities equal to the value (as determined below) of this

Warrant, or the portion thereof being exercised, by surrender of this Warrant at the principal executive offices of the Company, together with the properly-endorsed Notice of Exercise, in which event the Company shall issue to the Holder a number of shares of Warrant Stock computed using the following formula:

	X	=	Y(A-B)
A

Where	X	=	the number of shares of Warrant Stock to be issued to the Holder.

	Y	=	the number of shares of Warrant Stock requested to be exercised under this Warrant.

	A	=	the fair market value of one share (or other unit) of Warrant Stock (at the date of such calculation).

	B	=	the Exercise Price (as adjusted to the date of such calculation).

(ii)                                  For purposes of this Section 2(b), the fair market value of one share (or other unit) of Warrant Stock shall be determined in good faith by the Company’s Board of Directors; provided, however, that where there exists a public market for shares of Common Stock at the time of such exercise, the fair market value per share shall be the product of (A) the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on The Nasdaq National Market or on any exchange on which the Common Stock is listed, whichever is applicable, for the five trading days prior to the date of determination of fair market value, and (B) the number of shares of Common Stock into which each share of Warrant Stock is convertible at the time of such exercise.

(c)                                  Stock Certificates.  In the event of any exercise of the rights represented by this Warrant, certificates for the shares of Warrant Stock so purchased shall be delivered to the Holder as soon as reasonably possible and, unless this Warrant has been fully exercised or has expired, a new Warrant on like terms representing the shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

(d)                                 No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the fair market value of one share of Warrant Stock multiplied by such fraction.

(e)                                  No Impairment.  The Company will not, by amendment of its certificate of incorporation or bylaws (the “Charter Documents”), or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment. Notwithstanding the foregoing, the taking of any action by the Company for which an adjustment is made pursuant to Section 5 hereof and which does not constitute a breach of the other terms of this Warrant shall not be deemed to constitute a breach of the foregoing provisions or an impairment of this Warrant.

3.                                       Due Authorization of Shares; Reservation of Shares.  The Company hereby covenants and agrees that, during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued shares a sufficient number of shares to provide for the issuance of the Warrant Stock upon exercise of this Warrant.

4.                                       Rights of Stockholders.  This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof. Notwithstanding the foregoing, the Warrant Stock shall have the registration rights set forth on Exhibit B hereto, the terms and conditions of which are incorporated by reference herein. Such registration rights may be assigned by the Holder in connection with the transfer of all or any part of this Warrant in accordance herewith.

5.                                       Adjustment.

(a)                                  Merger or Reorganization.  Prior to any recapitalization, reorganization, consolidation, merger or other similar transaction, which in each case is effected in such a way that the holders of the Company’s capital stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for such stock (an “Organic Change”), the Company shall make appropriate provision, in form and substance reasonably satisfactory to the Holder, to insure that the Holder shall thereafter have the right to acquire and receive, in lieu of or in addition to, as the case may be, the Warrant Stock immediately theretofore issuable and receivable upon the exercise hereof, such shares of stock, securities or assets as may be issued or payable in connection with such Organic Change with respect to or in exchange for the number of shares of Warrant Stock immediately theretofore issuable and receivable upon exercise of this Warrant had such Organic Change not taken place.

(b)                                 Split, Subdivision, Combination, Consolidation, Reclassification and the Like.  If the Company, at any time while this Warrant, or any portion hereof, remains outstanding and unexpired by split, subdivision, combination, consolidation or reclassification of securities or otherwise, shall change the Warrant Stock into the same or a different number and kind of securities of any class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of such securities as would have been issuable as the result of such change with respect to the Warrant Stock immediately prior to such subdivision, combination, consolidation, reclassification or other change, and the Exercise Price in respect of such securities shall be proportionately adjusted.

(c)                                  Adjustments for Dividends in Stock or Other Securities or Property.  If, while this Warrant, or any portion hereof, remains outstanding and unexpired, the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive by way of dividend, without payment therefore, other or additional stock or other securities or property (other than cash) of the Company, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of such security in respect of which the dividend shall have been or be payable on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 5.

(d)                                 Certificate as to Adjustments.  Upon the occurrence of each adjustment or readjustment pursuant to this Section 5, the Company shall compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company will cause copies of such certificate to be promptly delivered to the Holder.

6.                                       Representations and Warranties.

(a)                                  By the Company.  The Company represents and warrants to the Holder as follows:

(i)                                     this Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency, moratorium, reorganization and the relief of debtors and the rules of law or principles at equity governing specific performance, injunctive relief and other equitable remedies (regardless of whether enforcement is sought in equity or at law);

(ii)                                  all shares of Warrant Stock which may be issued upon the exercise of this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof (other than taxes with respect to any transfer occurring contemporaneously with such issue to a person other than the Holder);

(iii)                               except for the filing of notices pursuant to federal and state securities laws, which filings will be effected by the time required thereby, the execution, delivery or performance of this Warrant by the Company, and the issuance of the shares of Warrant Stock upon exercise of this Warrant in accordance with the terms hereof shall not (A) conflict with or result in any breach of any provision of the Charter Documents, (B) require any material filing with, or permit, authorization, consent or approval of, any Federal, state or local governmental authority, (C) result in a material violation or breach of, or constitute (with or without due notice or the passage of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration or loss of any rights) under, any of the terms, conditions or provisions of any material indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound, or (D) violate any order, writ, injunction, decree, or any material statute, rule or regulation applicable to the Company or any of its material properties or assets; and

(iv)                              there are no actions, suits, audits, investigations or proceedings pending or, to the knowledge of the Company, threatened against the Company in any court or before any governmental commission, board or authority which, if adversely determined, will have a material adverse effect on the ability of the Company to perform its obligations under this Warrant.

(b)                                 By the Holder.  The Holder represents and warrants to the Company as follows:

(i)                                     the Holder is aware of the Company’s business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant;

(ii)                                  the Holder is acquiring this Warrant for its own account as principal, for investment purposes only, and not with a present view to, or for, resale, distribution or fractionalization thereof, in whole or in part, within the meaning of the Securities Act of 1933, as amended (the “Securities Act”);

(iii)                               the Holder understands that its acquisition of this Warrant has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of such Holder’s investment intent as expressed herein;

(iv)                              the Holder shall not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Warrant or the shares of Warrant Stock, except in compliance with the terms hereof and the registration requirements of the Securities Act, and the rules and regulations promulgated thereunder, or an exemption thereunder; and

(v)                                 the Holder is an “accredited investor” as defined in Rule 50 1(A) under the Securities Act.

7.                                       Transfer of Warrant.

(a)                                  Warrant Register. The Company will maintain a register (the “Warrant Register”) containing the names and addresses of the Holder(s). Any Holder of this Warrant or a portion hereof may change its or his address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until notified of a transfer in accordance with the terms hereof, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

(b)                                 Transferability of Warrant. The Holder further acknowledges and understands that this Warrant and the Warrant Stock may not be resold or otherwise transferred except in a transaction registered under the Securities Act or unless an exemption from such registration is available. The Holder understands that the Warrant and the certificate(s) evidencing the shares of Warrant Stock shall be imprinted with a legend as set forth in Section 9 hereof that prohibits the transfer of such securities unless (i) they are registered or such registration is not required, and (ii) if the transfer is pursuant to an exemption from registration under the Securities Act and, if the Company shall so request in writing, an opinion of counsel reasonably satisfactory to the Company is obtained to the effect that the transaction is so exempt. The requirements of subsection (ii) above shall not apply to any transfer of this Warrant (or the shares of Warrant Stock upon exercise thereof) or any part hereof to any affiliate of the Holder or such other person or entity as the Holder may determine; provided, however, that the transferee shall agree in writing to be bound by the terms of this Warrant as if the original Holder hereof. Any transfer, attempted transfer or other disposition in violation of this Section 7(b) shall be deemed null and void and be of no binding effect.

(c)                                  Exchange of Warrant Upon Transfer.  On surrender of this Warrant for exchange, subject to the provisions of this Warrant with respect to compliance with federal and state securities laws and with the limitations on transfers and assignments contained in this Section 7, the Company, at its expense, shall as soon as reasonably possible issue to the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of securities issuable upon exercise hereof.

8.                                       Loss, Theft, Destruction or Mutilation of Warrant.  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

9.                                       Legends.  This Warrant and all Warrant Stock issued upon exercise hereof or any securities issued upon conversion thereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  SUCH SHARES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM. SEEC, INC. MAY REQUIRE AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT PRIOR TO SUCH SALE, TRANSFER, PLEDGE OR HYPOTHECATION THAT A PROPOSED SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT.

10.                                 Miscellaneous.

(a)                                  Governing Law.  This Warrant is made in accordance with and shall be construed under the laws of the State of Delaware, other than the conflicts of laws principles thereof.

(b)                                 Successors and Assigns.  The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties to this Agreement. Neither the Company nor the Holder may assign, except as expressly contemplated herein, any rights, obligations or benefits under this Warrant without the prior written consent of the other party.

(c)                                  Entire Agreement.  This Warrant, with the Consulting Agreement and the other schedules, exhibits and documents appended hereto and thereto, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

(d)                                 Notices.  All notices and other communications required or permitted under this Warrant shall be given in writing and shall be mailed by registered or certified mail, postage prepaid, sent by confirmed facsimile or telecopy, or otherwise delivered by hand, overnight courier or by messenger, addressed (i) if to a Holder, at the Holder’s as shown on the Warrant Register, or (ii) if to the Company, one copy should be sent to its address set forth on the first page of this Warrant and addressed to the attention of the Chief Executive Officer, or at such other address as the Company shall have furnished to the Holder in accordance herewith of at least 10 days prior to the date of such notice, with a copy to Cohen & Grigsby, P.C., 11 Stanwix St., 15th Floor, Pittsburgh, PA 15222, Facsimile: 412.209.0672, Attention: Daniel L. Wessels.  Each such notice of other communication shall be treated as effective or having been given when delivered if delivered personally, or if sent by mail, at the earlier of its receipt or seventy-two (72) hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as set forth above.

(e)                                  Amendment, Modification and Waiver.  Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder. The failure by the parties to assert any right herein shall not be deemed to be a waiver thereof.

(f)                                    Separability.  Whenever possible, each provision of this Warrant shall be interpreted in such manner as to be valid, legal, and enforceable under all applicable laws and regulations.

If, however, any provision of this Warrant shall be invalid, illegal, or unenforceable under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be invalid, illegal, or unenforceable only to the extent of such invalidity, illegality, or limitation on enforceability without affecting the remaining provisions of this Warrant, or the validity, legality, or enforceability of such provision in any other jurisdiction.

(g)                                 Interpretation. When a reference is made in this Warrant to Exhibits or Schedules, such reference shall be to an Exhibit to this Warrant unless otherwise indicated.  The words “include,” “includes” and “including” when used in this Warrant shall be deemed in each case to be followed by the words “without limitation.” The phrase “provided to,” “furnished to,” and terms of similar import in this Warrant shall mean that a paper copy of the information referred to has been furnished to the party to whom such information is to be provided.  In this Warrant, the phrases “the date hereof,” “the date hereof’, and terms of similar import, unless the context otherwise requires, shall be deemed to refer to August 14, 2003. The headings contained in this Warrant are for reference purposes only and shall not affect in any way the meaning or interpretation of this Warrant.

(This space intentionally left blank)

IN WITNESS WHEREOF, the undersigned has caused this Warrant to be executed as of the date set forth above.

SEEC, INC., a Pennsylvania corporation

By:
Name:
Title:

EXHIBIT A

Notice of Exercise

TO:                            SEEC, Inc.

Park One West

Cliff Mine Road, Ste. 200

Pittsburgh, PA 15275

Attn:      Chief Executive Officer

1.                                      Cash Payment Option - Check this Box                                                                     ☐

The undersigned hereby elects to purchase                    shares of Common Stock of SEEC, Inc. pursuant to the terms of this Warrant, and tenders herewith payment of the purchase price of such shares in full.

2.                                      Net Issue Exercise Option - Check this Box                                             ☐

The undersigned hereby elects to effect the net issue exercise provision of Section 2(b) of this Warrant and receive                            shares of Common Stock of SEEC, Inc., pursuant to the terms of this Warrant.

3.                                       Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned as specified below:

Name:

Address:

4.                                       The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares.

(Print Full Name)

(Sign Name)

(Print Title, if applicable)

Date:

EXHIBIT B

Registration Rights

1.                                       Registration Rights.  If, at any time after the date hereof, the Company proposes to register any shares of its capital stock under the Securities Act for sale to the public, whether for its own account or for the account of other securityholders or both (including, without limitation, registration statements relating to secondary offerings of shares of the Company’s capital stock, but excluding registration statements relating solely to the sale of securities to participants in a Company stock plan, to exchange offers or to non-convertible debt securities or relating solely to corporate reorganizations or other transactions pursuant to Rule 145 under the Securities Act), the Company shall, at such time, promptly give the Holder written notice of such registration, and will afford the Holder an opportunity to include in such registration statement all or any of the Warrant Stock issued or issuable hereunder (for such purposes, the “Registrable Securities”). The Holder shall, within twenty (20) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement. At the time the registration statement is declared effective, the Holder shall be named as a selling securityholder therein and the related prospectus in such a manner as to permit such Holder to deliver such prospectus to purchasers of registered securities in accordance with applicable law.

2.                                       Registration Procedures.  In the case of a registration, and any qualification or compliance effected by the Company pursuant to this Section 1 of this Exhibit B, Subject to provisions hereof, and until the Effectiveness Termination Date, the Company shall take the following actions:

(a)                                  Promptly prepare and file with the SEC the registration statement in accordance herewith and keep the Holder advised in writing as to the initiation of such registration, qualification and compliance and as to the completion thereof;

(b)                                 Use commercially reasonable efforts to cause a registration statement to be declared effective under the Securities Act as soon as practicable thereafter and to keep such registration statement continuously effective under the Securities Act until the earlier of (i) the date that is the later of (A) the second anniversary of the date hereof and (B) the date that neither the Holder nor any of its affiliates is an affiliate of the Company, (ii) such date as all Registrable Securities may be sold in a single three-month period in accordance with Rule 144 under the Securities Act or (iii) such date as all securities registered on such registration statement have been resold (the earlier to occur of (i), (ii) and (iii) is the “Effectiveness Termination Date”);

(c)                                  Furnish to the Holder such reasonable numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as it may reasonably request in order to facilitate the disposition of Registrable Securities owned by it;

(d)                                 Use commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holder for the purpose of permitting the offers and sales of the securities in such jurisdictions, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(e)                                  Notify as soon as reasonably practicable after the Company becomes aware the Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(f)                                    If for any reason it shall be necessary to amend or supplement the registration statement or the prospectus used in connection with such registration statement in order to correct any untrue statements, ensure that the registration statement is not misleading or otherwise to comply with the Securities Act, as promptly as reasonably practicable, prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus as may be necessary to correct such untrue statements, ensure that such registration statement is not misleading or to comply with the provisions of the Securities Act, provided, that to the extent that any statements to be corrected relate to any information provided by the Holder, the Company shall not be obligated to amend the registration statement until the Company has received such corrected information from the Holder and has had a reasonable opportunity to amend or supplement such registration statement or prospectus;

(g)                                 If the registration statement ceases to be effective for any reason at any time prior to the Effectiveness Termination Date (other than because all securities registered thereunder have been resold pursuant thereto), use commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof;

(h)                                 Cause all such Registrable Securities registered hereunder to be listed or included on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed or included; and

(i)                                     Provide a transfer agent and registrar for all Registrable Securities registered hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

In addition, in the event of any underwritten public offering, the Company shall (I) enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering, provided that the Holder also enters into and perform its obligations under such an agreement, and (II) use its best efforts to furnish, at the request of the Holder, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant hereto, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (A) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given in an underwritten public offering (and reasonably acceptable to the counsel for the Holder), addressed to the underwriters, if any, and to the Holder, and (B) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants in an underwritten public offering (and reasonably acceptable to the counsel for the Holder), addressed to the underwriters, to the extent such letter is permitted under generally recognized accounting practice.

3.                                       Selling Procedure.

(a)                                  Following the date that the registration statement is declared effective by the SEC. the Holder shall be permitted, subject to the provisions hereof, to offer and sell the Registrable Securities included thereon in the manner described in such registration statement during the period of its effectiveness; provided, however, that the Holder arranges for delivery of a current prospectus to the transferee of the Registrable Securities.

(b)                                 Notwithstanding the foregoing, or anything contained herein to the contrary, the Company may suspend offers and sales of Registrable Securities pursuant to such registration statement if in the good faith judgment of the Company’s Board of Directors, upon the advice of counsel, (i)(A)(I) such registration would be substantially contrary to the bests interests of the Company because (a) it would materially interfere with a material financing plan or other material transaction or negotiations relating thereto then pending, or (b) it would require the disclosure of any material nonpublic information prior to the time that such information would otherwise be disclosed or be required to be disclosed, if such early disclosure would be substantially contrary to the best interests of the Company, or (II) such registration statement contains or may contain an untrue statement of material fact or omits or may omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) the Board of Directors concludes, as a result, that it is necessary and appropriate to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to the Holder a certificate signed by the President or Chief Executive Officer of the Company stating the good faith judgment of the Board of Directors to such effect, then the Company shall have the right to defer such filing only for the period during which such filing would be substantially contrary to the best interests of the Company (a “Suspension”); provided, however, that the aggregate number of days included in such periods of Suspension shall not exceed ninety (90) days in any twelve (12) month period. In the event of any Suspension, the Holder shall discontinue disposition of Registrable Securities covered by the registration statement until copies of a supplemented or amended prospectus are distributed to the Holder or until the Holder is advised in writing by the Company that the use of the applicable prospectus may be resumed.

4.                                       Expenses of Registration. All expenses incurred in connection with the registrations pursuant hereto (including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of one counsel for the Company and reasonable fees and disbursements of counsel to the Holder, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration shall be borne by the Company other than expenses relating to (a) the compensation of regular employees of the Company, which shall be paid in any event by the Company, and (b) all underwriting discounts and selling commissions applicable to a sale of the Registrable Securities, which shall be borne by the Holder.

5.                                       Indemnification.

(a)                                  The Company shall indemnify the Holder, its officers, directors, employees, partners, affiliates, agents, representatives and legal counsel, and each person controlling (or deemed controlling) the Holder within the meaning of the Securities Act, (collectively, the “Holder’s Agents”) with respect to which registration, qualification or compliance has been effected pursuant to this Exhibit B, against all claims, losses, damages and liabilities (or actions in respect thereof), joint or several, arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other similar document or any amendments or supplements thereto (including any related registration statement and amendments or supplements thereto, notification or the like) incident to any such registration, qualification or compliance, (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, or (iii) any violation by the Company of the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any rule or regulation promulgated thereunder applicable to the Company in connection with any such registration, qualification or compliance, and shall reimburse the Holder, and the Holder’s Agents, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein or furnished in writing by such Holder to the Company in response to a request by the Company stating specifically that such information shall be used by the Company therein.

(b)                                 The Holder shall indemnify the Company, its officers, directors, employees, affiliates, agents, representatives, legal counsel, independent accountant, and each person controlling the Company within the meaning of the Securities Act (collectively, the “Company’s Agents”), against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other similar document or any amendments or supplements thereto (including any related registration statements and any amendments or supplements thereto, notification and the like), or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and shall reimburse the Company and the Company’s Agents for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred; provided, however, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such prospectus, offering circular or other similar document or any amendments or supplements thereto (including any related registration statements and any amendments or supplements thereto, notification and the like) in reliance upon and in conformity with written information furnished in writing to the Company by an instrument duly executed by the Holder and stated to be specifically for use therein or furnished by the Holder to the Company in response to a request by the Company stating specifically that such information shall be used by the Company therein; provided, further, that the indemnity agreement provided in this Section 5(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the prior written consent of the Holder, which consent shall not be unreasonably withheld, unless such consent is obtained in accordance with Section 5(c) hereof. In no event shall the Holder’s indemnification obligation exceed the net proceeds received from its sale of Registrable Securities in such offering.

(c)                                  Each party entitled to indemnification under this Section 5 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has received written notice of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld). The Indemnified Party may participate in such defense at such party’s expense; provided, however, that the Indemnifying Party shall bear the expense of such defense of the Indemnified Party if representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest. The failure of any Indemnified Party to give notice within a reasonable period of time as provided herein shall relieve the Indemnifying Party of its obligations under this Section 5, but only to the extent that such failure to give notice shall materially adversely prejudice the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the written consent of each Indemnified Party (which shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

(d)                                 If the indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such

Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, however, that in no event shall any contribution by an Holder under this Section 4 exceed the net proceeds from the offering received by such Holder. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e)                                  The obligations of the Company and the Holder under this Section 5 shall survive the completion of any offering of the Registrable Securities in a registration statement pursuant to this Exhibit B, any investigation made by or on behalf of the Indemnified Party or any officer, director or controlling person of such Indemnified Party and shall survive the transfer of securities.

6.                                       Information by the Holder.  As a condition precedent to the obligations of the Company under this Exhibit B, the Holder shall furnish to the Company all such information and materials regarding the Holder and the distribution proposed by the Holder as the Company may reasonably request in writing in connection with any registration, qualification or compliance referred to herein. The Holder will promptly notify the Company in writing of any changes in the information set forth in the registration statement after it is prepared regarding the Holder or its plan of distribution to the extent required by applicable law.

7.                                       Inclusion of Additional Securities. The Company may include additional Company securities in any registration pursuant hereto hereof for its own account and by other parties in amounts as determined by the Company’s Board of Directors, provided that any such inclusion does not (i) reduce the number of Registrable Securities (or other securities of the Holder) which are included in the registration statement filed pursuant to this Exhibit B or otherwise materially and adversely affect the rights of the Holder hereunder, or (ii) cause Form S-3 to be unavailable under the Securities Act for such registration due to the nature of the additional securities to be so included.

8.                                       Allocation of Registration Opportunities. In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant hereto, the Company shall not be required to include any of the Registrable Securities in such underwriting unless the Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as the underwriters determine in good faith will not jeopardize the success of the offering. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities that the underwriters determine in good faith is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including the Registrable Securities, which the underwriters determine in good faith will not jeopardize the success of the offering. In such an event and to the extent necessary to comply with the foregoing, the managing underwriter shall limit or exclude up to all of the securities of holders of capital stock of the Company as follows: (i) first, among securities requested to be included in such registration by any stockholder of the Company other than (A) the Holder or (B) any holders of Company securities with a contractual right to affirmatively require the Company to file a registration statement relating to such holders’ securities (each, a “Demand Right Holder”) (ii) second, among the Registrable Securities requested to be included in such registration by the Holder but in no event shall the amount of such Registrable Securities be reduced below twenty-five percent (25%) of total amount of securities included in such offering (calculated, for the purposes hereof, in the aggregate with the securities held by the holder of any other Warrant, or portion thereof, issued pursuant to the Consulting Agreement); (iii) third, among the securities of the Company (i.e., primary shares); and (iv) fourth, among the securities of the Demand Right Holders, if any. For purposes of the preceding provisions concerning apportionment, for any Holder which is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single Holder for the purposes hereof, and any pro-rata reduction with respect to such Holder shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such Holder (as described herein).

9.                                       Termination of Registration Rights. All rights and obligations provided for in this Exhibit B (except for in Section 5 hereof, which rights and obligations shall survive) shall terminate on the Effectiveness Termination Date.

Exhibit B-2 Restated Consulting Agreement

THE WARRANT REPRESENTED BY THIS CERTIFICATE HAS BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  SUCH WARRANT MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM.  SEEC, INC. MAY REQUIRE AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT TO BE PROVIDED PRIOR TO SUCH SALE, TRANSFER, PLEDGE OR HYPOTHECATION THAT A PROPOSED SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT.

Number: CS-00	, 2003

WARRANT TO PURCHASE COMMON STOCK

OF

SEEC, INC.

THIS CERTIFIES THAT, for value received, KPCB HOLDINGS, INC., a California corporation, as nominee (the “Holder”), is entitled, upon the terms and subject to the conditions hereinafter set forth and at its sole and absolute discretion, to subscribe for and purchase from SEEC, INC., a Pennsylvania corporation with its principal executive offices at Park One West, Cliff Mine Road, Pittsburgh, PA 15275 (the “Company”), at any time during the period set forth in Section 1(d) hereof, the number of shares of preferred stock, par value $0.01 per share, of the Company (the “Common Stock”) set forth in Section 1(b) hereof at the exercise price set in Section 1(c) hereof.  This warrant (as amended or otherwise modified from time to time, this “Warrant”) is issued in connection with that certain Amended and Restated Consulting Agreement dated as of August 14, 2003, by and between the Company and the Holder (as amended or otherwise modified from time to time, the “Consulting Agreement”).

1.                                       Warrant Purchase Rights.

(a)                                  Type of Stock.  This Warrant shall be exercisable for shares of Common Stock (such shares, the “Warrant Stock”).

(b)                                 Number of Shares.  Subject to Section 5(a)(ii) hereof, the number of shares of Warrant Stock issuable upon exercise hereof shall be 500,000 shares, provided that the Company’s aggregate revenues for its fiscal year ending March 31, 2005 (the “FY 2005”), calculated in accordance with generally-accepted accounting principles and as set forth in the Company’s audited financial statements for the fiscal year ended March 31, 2005 included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2005 to be filed with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), are at least $15,000,000.

(c)                                  Exercise Price.  The exercise price of the Warrant Stock (the “Exercise Price”) shall be $1.35 per share.

(d)                                 Exercise Period.  Subject to Section 1(b) and 5(a)(ii) hereof, this Warrant may be exercised at any time on or after April 1, 2005 until April 1, 2010 (such period, the “Exercise Period”).

2.                                       Method of Exercise; Payment.

(a)                                  Cash Exercise.  Subject to the terms hereof, the purchase rights represented hereby may be exercised by the Holder in its sole and absolute discretion, in whole or in part, at any time during the Exercise Period, by the surrender of this Warrant (with a duly executed notice of exercise form (the “Notice of Exercise”) substantially in the form attached hereto as Exhibit A) at the principal executive offices of the Company, and by the payment to the Company of an amount equal to the Exercise Price multiplied by the number of shares of Warrant Stock being purchased, which amount may be paid, at the election of the Holder, by wire transfer of immediately available funds or certified check payable to the order of the Company.  The person(s) in whose name any certificate representing the shares of Warrant Stock issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder of, the Warrant Stock represented thereby, and such shares of Warrant Stock shall be deemed to have been issued, immediately prior to the close of business on the date or dates upon which this Warrant is surrendered.

(b)                                 Net Issue Exercise.

(i)                                     Notwithstanding any provision herein to the contrary, if the fair market value of one share (or other unit) of Warrant Stock is greater than the Exercise Price, at the date of calculation as set forth below, in lieu of a cash exercise of this Warrant in accordance with Section 2(a) hereof, the Holder may elect to receive securities equal to the value (as determined below) of this Warrant, or the portion thereof being exercised, by surrender of this Warrant at the principal executive offices of the Company, together with the properly-endorsed Notice of Exercise, in which event the Company shall issue to the Holder a number of shares of Warrant Stock computed using the following formula:

	X	=	Y(A-B)
A

Where	X	=	the number of shares of Warrant Stock to be issued to the Holder.

	Y	=	the number of shares of Warrant Stock requested to be exercised under this Warrant.

	A	=	the fair market value of one share (or other unit) of Warrant Stock (at the date of such calculation).

	B	=	the Exercise Price (as adjusted to the date of such calculation).

(ii)                                  For purposes of this Section 2(b), the fair market value of one share (or other unit) of Warrant Stock shall be determined in good faith by the Company’s Board of Directors; provided, however, that where there exists a public market for shares of Common Stock at the time of such exercise, the fair market value per share shall be the product of (A) the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on The Nasdaq National Market or on any exchange on which the Common Stock is listed, whichever is applicable, for the five trading days prior to the date of determination of fair market value, and (B) the number of shares of Common Stock into which each share of Warrant Stock is convertible at the time of such exercise.

(c)                                  Stock Certificates.  In the event of any exercise of the rights represented by this Warrant, certificates for the shares of Warrant Stock so purchased shall be delivered to the Holder as soon as reasonably possible and, unless this Warrant has been fully exercised or has expired, a new Warrant on like terms representing the shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

(d)                                 No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.  In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the fair market value of one share of Warrant Stock multiplied by such fraction.

(e)                                  No Impairment.  The Company will not, by amendment of its certificate of incorporation or bylaws (the “Charter Documents”), or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.  Notwithstanding the foregoing, the taking of any action by the Company for which an adjustment is made pursuant to Section 5 hereof and which does not constitute a breach of the other terms of this Warrant shall not be deemed to constitute a breach of the foregoing provisions or an impairment of this Warrant.

3.                                       Due Authorization of Shares; Reservation of Shares.  The Company hereby covenants and agrees that, during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued shares a sufficient number of shares to provide for the issuance of the Warrant Stock upon exercise of this Warrant.

4.                                       Rights of Stockholders.  This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof.  Notwithstanding the foregoing, the Warrant Stock shall have the registration rights set forth on Exhibit B hereto, the terms and conditions of which are incorporated by reference herein.  Such registration rights may be assigned by the Holder in connection with the transfer of all or any part of this Warrant in accordance herewith.

5.                                       Adjustment.

(a)                                  Merger or Reorganization.

(i)                                     Organic Change.  Prior to any recapitalization, reorganization, consolidation, merger or other similar transaction, which in each case is effected in such a way that the holders of the Company’s capital stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for such stock including, without limitation, a transaction described in Section 5(a)(ii) hereof (an “Organic Change”), the Company shall make appropriate provision, in form and substance reasonably satisfactory to the Holder, to insure that the Holder shall thereafter have the right to acquire and receive, in lieu of or in addition to, as the case may be, the Warrant Stock immediately theretofore issuable and receivable upon the exercise hereof, such shares of stock, securities or assets as may be issued or payable in connection with such Organic Change with respect to or in exchange for the number of shares of Warrant Stock immediately theretofore issuable and receivable upon exercise of this Warrant had such Organic Change not taken place.

(ii)                                  Acceleration of Purchase Rights.  In the event of a FY 2005 Change of Control (as defined herein), if the Company’s aggregate revenues (“Interim Period Actual Revenues”) for the interim period beginning April 1, 2004 and ending on the last day of the last full month immediately preceding the date of the FY 2005 Change of Control (the “Interim Period”) are equal to at least eighty percent (80%) or more of the budgeted revenues for the corresponding period of FY 2005 as set forth in the FY 2005 Budget (as defined herein) (“the Interim Period Projected Revenues”), then all purchase rights granted hereunder shall automatically vest in full, and become immediately exercisable in full in accordance with the other terms hereof.  For the purposes hereof, a “FY 2005 Change of Control” shall mean the reorganization, merger of consolidation of the Company, with or into another corporation or entity, or the sale, conveyance or encumbrance of all or substantially all of the assets of the Company (including, without limitation, the exclusive license of all or substantially all of the Company’s intellectual property), in a transaction or series of transactions, in which the Company’s stockholders immediately prior such transaction(s) own immediately after such transaction(s) less than fifty percent (50%) of the voting power of the surviving corporation, consummated on or after May 1, 2004, but prior to March 31, 2005.

(b)                                 Split, Subdivision, Combination, Consolidation, Reclassification and the Like.  If the Company, at any time while this Warrant, or any portion hereof, remains outstanding and unexpired by split, subdivision, combination, consolidation or reclassification of securities or otherwise, shall change the Warrant Stock into the same or a different number and kind of securities of any class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of such securities as would have been issuable as the result of such change with respect to the Warrant Stock immediately prior to such subdivision, combination, consolidation, reclassification or other change, and the Exercise Price in respect of such securities shall be proportionately adjusted.

(c)                                  Adjustments for Dividends in Stock or Other Securities or Property.  If, while this Warrant, or any portion hereof, remains outstanding and unexpired, the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive by way of dividend, without payment therefore, other or additional stock or other securities or property (other than cash) of the Company, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of such security in respect of which the dividend shall have been or be payable on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 5.

(d)                                 Certificate as to Adjustments.  Upon the occurrence of each adjustment or readjustment pursuant to this Section 5, the Company shall compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.  The Company will cause copies of such certificate to be promptly delivered to the Holder.

6.                                       Representations and Warranties.

(a)                                  By the Company.  The Company represents and warrants to the Holder as follows:

(i)                                     this Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency, moratorium, reorganization and the relief of debtors and the rules of law or principles at equity governing specific performance, injunctive relief and other equitable remedies (regardless of whether enforcement is sought in equity or at law);

(ii)                                  all shares of Warrant Stock which may be issued upon the exercise of this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof (other than taxes with respect to any transfer occurring contemporaneously with such issue to a person other than the Holder);

(iii)                               except for the filing of notices pursuant to federal and state securities laws, which filings will be effected by the time required thereby, the execution, delivery or performance of this Warrant by the Company, and the issuance of the shares of Warrant Stock upon exercise of this Warrant in accordance with the terms hereof shall not (A) conflict with or result in any breach of any provision of the Charter Documents, (B) require any material filing with, or permit, authorization, consent or approval of, any Federal, state or local governmental authority, (C) result in a material violation or breach of, or constitute (with or without due notice or the passage of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration or loss of any rights) under, any of the terms, conditions or provisions of any material indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound, or (D) violate any order, writ, injunction, decree, or any material statute, rule or regulation applicable to the Company or any of its material properties or assets; and

(iv)                              there are no actions, suits, audits, investigations or proceedings pending or, to the knowledge of the Company, threatened against the Company in any court or before any governmental commission, board or authority which, if adversely determined, will have a material adverse effect on the ability of the Company to perform its obligations under this Warrant.

(b)                                 By the Holder.  The Holder represents and warrants to the Company as follows:

(i)                                     the Holder is aware of the Company’s business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant.

(ii)                                  the Holder is acquiring this Warrant for its own account as principal, for investment purposes only, and not with a present view to, or for, resale, distribution or fractionalization thereof, in whole or in part, within the meaning of the Securities Act of 1933, as amended (the “Securities Act”);

(iii)                               the Holder understands that its acquisition of this Warrant has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of such Holder’s investment intent as expressed herein;

(iv)                              the Holder shall not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Warrant or the shares of Warrant Stock, except in compliance with the terms hereof and the registration requirements of the Securities Act, and the rules and regulations promulgated thereunder, or an exemption thereunder; and

(v)                                 the Holder is an “accredited investor” as defined in Rule 501(A) under the Securities Act.

7.                                       Transfer of Warrant.

(a)                                  Warrant Register.  The Company will maintain a register (the “Warrant Register”) containing the names and addresses of the Holder(s).  Any Holder of this Warrant or a portion hereof may change its or his address as shown on the Warrant Register by written notice to the Company requesting such change.  Any notice or written communication required or permitted to be given to the Holder may be delivered to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register.  Until notified of a transfer in accordance with the terms hereof, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

(b)                                 Transferability of Warrant.  The Holder further acknowledges and understands that this Warrant and the Warrant Stock may not be resold or otherwise transferred except in a transaction registered under the Securities Act or unless an exemption from such registration is available.  The Holder understands that the Warrant and the certificate(s) evidencing the shares of Warrant Stock shall be imprinted with a legend as set forth in Section 9 hereof that prohibits the transfer of such securities unless (i) they are registered or such registration is not required, and (ii) if the transfer is pursuant to an exemption from registration under the Securities Act and, if the Company shall so request in writing, an opinion of counsel reasonably satisfactory to the Company is obtained to the effect that the transaction is so exempt.  The requirements of subsection (ii) above shall not apply to any transfer of this Warrant (or the shares of Warrant Stock upon exercise thereof) or any part hereof to any affiliate of the Holder or such other person or entity as the Holder may determine; provided, however, that the transferee shall agree in writing to be bound by the terms of this Warrant as if the original Holder hereof.  Any transfer, attempted transfer or other disposition in violation of this Section 7(b) shall be deemed null and void and be of no binding effect.

(c)                                  Exchange of Warrant Upon Transfer.  On surrender of this Warrant for exchange, subject to the provisions of this Warrant with respect to compliance with federal and state securities laws and with the limitations on transfers and assignments contained in this Section 7, the Company, at its expense, shall as soon as reasonably possible issue to the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of securities issuable upon exercise hereof.

8.                                       Loss, Theft, Destruction or Mutilation of Warrant.  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

9.                                       Legends.  This Warrant and all Warrant Stock issued upon exercise hereof or any securities issued upon conversion thereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  SUCH SHARES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM.  SEEC, INC. MAY REQUIRE AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT PRIOR TO SUCH SALE, TRANSFER, PLEDGE OR HYPOTHECATION THAT A PROPOSED SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT.

10.                                 Certain Covenants.

(a)                                  Additional Compensation.  With reference to the provision of the Services (as such term is defined in the Consulting Agreement) to the Company by the Consultant (as such term is defined therein), so long as the Company has not terminated the Consulting Agreement due to nonperformance by the Consultant, the Company shall request that its board of directors, subject to its fiduciary duties, give due consideration for providing additional compensation to the Holder, to the extent that the Company’s cash flows and liabilities for its initial quarters, other benefits and general integration exceed the levels anticipated as a result of the Consultant’s contribution.  Such compensation would be in the form of cash or options on a number of shares.  The exact value and number of options shall be determined by a committee of the Company’s board of directors, comprised of directors that are not appointees or related with the Holder, in its sole discretion.  Nothing in this Section 10(a) shall provide any remedy to the Company in the event of the Consultant’s nonperformance under the Consulting Agreement except as expressly provided therein; which remedy, solely for the avoidance of doubt, shall be limited to the Company’s right, but without any obligation, to terminate the Consulting Agreement in accordance with Section 5 thereof.  Further, nothing in this Section 10(a) shall provide any additional compensation right or remedy to the Holder in the event, in the opinion of such committee of the board, that the Company’s cash flows and liabilities for its initial quarters, other benefits and general integration do not exceed the levels anticipated as a result of the Consultant’s contribution; in such event, solely for the avoidance of doubt, this Warrant and the warrant appended as Exhibit B-3 to the Consulting Agreement, as amended (collectively, the “Performance Warrants”), shall be exercisable in accordance with their respective terms for the shares of Warrant Stock as provided therein and herein.

(b)                                 Fiscal Year 2005 Budget.  As soon as practicable following the execution of the Consulting Agreement, but in any event prior to September 15, 2003, the Company shall cause a special meeting of the Company’s board of directors to be held for the purpose of approving and adopting an annual budget for FY 2005 (“FY 2005 Budget”).  The FY 2005 Budget will be prepared on a quarterly basis.  The Company shall, within three (3) days of the adjournment of such special meeting, deliver to the Holder a copy of the FY 2005 Budget, together with a certification of the Company’s chief executive officer that the FY 2005 Budget has been duly authorized, approved, and adopted by the Company’s board of directors.  For the purpose of any revenue calculation required under Section 5(a)(ii) hereof, (a) the FY 2005 Budget, as delivered to the Holder pursuant hereto, shall be unaffected by any subsequent revisions thereto (irrespective of the approval such revisions, if any, by the entire board of directors), and any such subsequent revisions shall not apply to the FY 2005 Budget for the purposes of the revenue calculations described herein, and (b) in the event that a FY 2005 Change of Control occurs prior to the end of any full fiscal quarter, the Interim Projected Revenues for such uncompleted fiscal quarter shall be calculated by multiplying (x) the Interim Projected Revenues for the full fiscal quarter at issue, as set forth in the FY 2005 Budget, by (y) a fraction, (I) the numerator of which is the number of completed months of such fiscal quarter, and (II) the denominator of which is 3.

11.                                 Miscellaneous.

(a)                                  Governing Law.  This Warrant is made in accordance with and shall be construed under the laws of the State of Delaware, other than the conflicts of laws principles thereof.

(b)                                 Successors and Assigns.  The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties to this Agreement.  Neither the Company nor the Holder may assign, except as expressly contemplated herein, any rights, obligations or benefits under this Warrant without the prior written consent of the other party.

(c)                                  Entire Agreement.  This Warrant, with the Consulting Agreement and the other schedules, exhibits and documents appended hereto and thereto, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

(d)                                 Notices.  All notices and other communications required or permitted under this Warrant shall be given in writing and shall be mailed by registered or certified mail, postage prepaid, sent by confirmed facsimile or telecopy, or otherwise delivered by hand, overnight courier or by messenger, addressed (i) if to a Holder, at the Holder’s as shown on the Warrant Register, or (ii) if to the Company, one copy should be sent to its address set forth on the first page of this Warrant and addressed to the attention of the Chief Executive Officer, or at such other address as the Company shall have furnished to the Holder in accordance herewith of at least 10 days prior to the date of such notice, with a copy to Cohen & Grigsby, P.C., 11 Stanwix St., 15th Floor, Pittsburgh, PA 15222, Facsimile:  412.209.0672, Attention:  Daniel L. Wessels.  Each such notice of other communication shall be treated as effective or having been given when delivered if delivered personally, or if sent by mail, at the earlier of its receipt or seventy-two (72) hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as set forth above.

(e)                                  Amendment, Modification and Waiver.  Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder.  The failure by the parties to assert any right herein shall not be deemed to be a waiver thereof.

(f)                                    Separability.  Whenever possible, each provision of this Warrant shall be interpreted in such manner as to be valid, legal, and enforceable under all applicable laws and regulations.  If, however, any provision of this Warrant shall be invalid, illegal, or unenforceable under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be invalid, illegal, or unenforceable only to the extent of such invalidity, illegality, or limitation on enforceability without affecting the remaining provisions of this Warrant, or the validity, legality, or enforceability of such provision in any other jurisdiction.

(g)                                 Interpretation.  When a reference is made in this Warrant to Exhibits or Schedules, such reference shall be to an Exhibit to this Warrant unless otherwise indicated.  The words “include,” “includes” and “including” when used in this Warrant shall be deemed in each case to be followed by the words “without limitation.”  The phrase “provided to,” “furnished to,” and terms of similar import in this Warrant shall mean that a paper copy of the information referred to has been furnished to the party to whom such information is to be provided.  The word “revenues” shall mean revenues calculated in accordance with generally-accepted accounting principles.  In this Warrant, the phrases “the date hereof,” “the date hereof”, and terms of similar import, unless the context otherwise requires, shall be deemed to refer to August 14, 2003.  The headings contained in this Warrant are for reference purposes only and shall not affect in any way the meaning or interpretation of this Warrant.

(This space intentionally left blank)

IN WITNESS WHEREOF, the undersigned has caused this Warrant to be executed as of the date set forth above.

SEEC, INC., a Pennsylvania corporation

By:
Name:
Title:

EXHIBIT A

Notice of Exercise

TO:                            SEEC, Inc.

Park One West

Cliff Mine Road, Ste. 200

Pittsburgh, PA 15275

Attn:      Chief Executive Officer

1.                                      Cash Payment Option - Check this Box                                                                     ☐

The undersigned hereby elects to purchase                             shares of Common Stock of SEEC, Inc. pursuant to the terms of this Warrant, and tenders herewith payment of the purchase price of such shares in full.

2.                                      Net Issue Exercise Option - Check this Box                                             ☐

The undersigned hereby elects to effect the net issue exercise provision of Section 2(b) of this Warrant and receive                             shares of Common Stock of SEEC, Inc., pursuant to the terms of this Warrant.

3.                                       Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned as specified below:

Name:

Address:

4.                                       The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares.

(Print Full Name)

(Sign Name)

(Print Title, if applicable)

Date:

EXHIBIT B

Registration Rights

1.                                       Registration Rights.  If, at any time after the date hereof, the Company proposes to register any shares of its capital stock under the Securities Act for sale to the public, whether for its own account or for the account of other securityholders or both (including, without limitation, registration statements relating to secondary offerings of shares of the Company’s capital stock, but excluding registration statements relating solely to the sale of securities to participants in a Company stock plan, to exchange offers or to non-convertible debt securities or relating solely to corporate reorganizations or other transactions pursuant to Rule 145 under the Securities Act), the Company shall, at such time, promptly give the Holder written notice of such registration, and will afford the Holder an opportunity to include in such registration statement all or any of the Warrant Stock issued or issuable hereunder (for such purposes, the “Registrable Securities”).  The Holder shall, within twenty (20) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement.  At the time the registration statement is declared effective, the Holder shall be named as a selling securityholder therein and the related prospectus in such a manner as to permit such Holder to deliver such prospectus to purchasers of registered securities in accordance with applicable law.

2.                                       Registration Procedures.  In the case of a registration, and any qualification or compliance effected by the Company pursuant to this Section 1 of this Exhibit B, Subject to provisions hereof, and until the Effectiveness Termination Date, the Company shall take the following actions:

(a)                                  Promptly prepare and file with the SEC the registration statement in accordance herewith and keep the Holder advised in writing as to the initiation of such registration, qualification and compliance and as to the completion thereof;

(b)                                 Use commercially reasonable efforts to cause a registration statement to be declared effective under the Securities Act as soon as practicable thereafter and to keep such registration statement continuously effective under the Securities Act until the earlier of (i) the date that is the later of (A) the second anniversary of the date hereof and (B) the date that neither the Holder nor any of its affiliates is an affiliate of the Company, (ii) such date as all Registrable Securities may be sold in a single three-month period in accordance with Rule 144 under the Securities Act or (iii) such date as all securities registered on such registration statement have been resold (the earlier to occur of (i), (ii) and (iii) is the “Effectiveness Termination Date”);

(c)                                  Furnish to the Holder such reasonable numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as it may reasonably request in order to facilitate the disposition of Registrable Securities owned by it;

(d)                                 Use commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holder for the purpose of permitting the offers and sales of the securities in such jurisdictions, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(e)                                  Notify as soon as reasonably practicable after the Company becomes aware the Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(f)                                    If for any reason it shall be necessary to amend or supplement the registration statement or the prospectus used in connection with such registration statement in order to correct any untrue statements, ensure that the registration statement is not misleading or otherwise to comply with the Securities Act, as promptly as reasonably practicable, prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus as may be necessary to correct such untrue statements, ensure that such registration statement is not misleading or to comply with the provisions of the Securities Act, provided, that to the extent that any statements to be corrected relate to any information provided by the Holder, the Company shall not be obligated to amend the registration statement until the Company has received such corrected information from the Holder and has had a reasonable opportunity to amend or supplement such registration statement or prospectus;

(g)                                 If the registration statement ceases to be effective for any reason at any time prior to the Effectiveness Termination Date (other than because all securities registered thereunder have been resold pursuant thereto), use commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof;

(h)                                 Cause all such Registrable Securities registered hereunder to be listed or included on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed or included; and

(i)                                     Provide a transfer agent and registrar for all Registrable Securities registered hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

In addition, in the event of any underwritten public offering, the Company shall (I) enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering, provided that the Holder also enters into and perform its obligations under such an agreement, and (II) use its best efforts to furnish, at the request of the Holder, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant hereto, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (A) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given in an underwritten public offering (and reasonably acceptable to the counsel for the Holder), addressed to the underwriters, if any, and to the Holder, and (B) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants in an underwritten public offering (and reasonably acceptable to the counsel for the Holder), addressed to the underwriters, to the extent such letter is permitted under generally recognized accounting practice.

3.                                       Selling Procedure.

(a)                                  Following the date that the registration statement is declared effective by the SEC, the Holder shall be permitted, subject to the provisions hereof, to offer and sell the Registrable Securities included thereon in the manner described in such registration statement during the period of its effectiveness; provided, however, that the Holder arranges for delivery of a current prospectus to the transferee of the Registrable Securities.

(b)                                 Notwithstanding the foregoing, or anything contained herein to the contrary, the Company may suspend offers and sales of Registrable Securities pursuant to such registration statement if in the good faith judgment of the Company’s Board of Directors, upon the advice of counsel, (i)(A)(I) such registration would be substantially contrary to the bests interests of the Company because (a) it would materially interfere with a material financing plan or other material transaction or negotiations relating thereto then pending, or (b) it would require the disclosure of any material non-public information prior to the time that such information would otherwise be disclosed or be required to be disclosed, if such early disclosure would be substantially contrary to the best interests of the Company, or (II) such registration statement contains or may contain an untrue statement of material fact or omits or may omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) the Board of Directors concludes, as a result, that it is necessary and appropriate to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to the Holder a certificate signed by the President or Chief Executive Officer of the Company stating the good faith judgment of the Board of Directors to such effect, then the Company shall have the right to defer such filing only for the period during which such filing would be substantially contrary to the best interests of the Company (a “Suspension”); provided, however, that the aggregate number of days included in such periods of Suspension shall not exceed ninety (90) days in any twelve (12) month period.  In the event of any Suspension, the Holder shall discontinue disposition of Registrable Securities covered by the registration statement until copies of a supplemented or amended prospectus are distributed to the Holder or until the Holder is advised in writing by the Company that the use of the applicable prospectus may be resumed.

4.                                       Expenses of Registration.  All expenses incurred in connection with the registrations pursuant hereto (including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of one counsel for the Company and reasonable fees and disbursements of counsel to the Holder, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration shall be borne by the Company other than expenses relating to (a) the compensation of regular employees of the Company, which shall be paid in any event by the Company, and (b) all underwriting discounts and selling commissions applicable to a sale of the Registrable Securities, which shall be borne by the Holder.

5.                                       Indemnification.

(a)                                  The Company shall indemnify the Holder, its officers, directors, employees, partners, affiliates, agents, representatives and legal counsel, and each person controlling (or deemed controlling) the Holder within the meaning of the Securities Act, (collectively, the “Holder’s Agents”) with respect to which registration, qualification or compliance has been effected pursuant to this Exhibit B, against all claims, losses, damages and liabilities (or actions in respect thereof), joint or several, arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other similar document or any amendments or supplements thereto (including any related registration statement and amendments or supplements thereto, notification or the like) incident to any such registration, qualification or compliance, (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, or (iii) any violation by the Company of the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any rule or regulation promulgated thereunder applicable to the Company in connection with any such registration, qualification or compliance, and shall reimburse the Holder, and the Holder’s Agents, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein or furnished in writing by such Holder to the Company in response to a request by the Company stating specifically that such information shall be used by the Company therein.

(b)                                 The Holder shall indemnify the Company, its officers, directors, employees, affiliates, agents, representatives, legal counsel, independent accountant, and each person controlling the Company within the meaning of the Securities Act (collectively, the “Company’s Agents”), against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other similar document or any amendments or supplements thereto (including any related registration statements and any amendments or supplements thereto, notification and the like), or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and shall reimburse the Company and the Company’s Agents for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred; provided, however, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such prospectus, offering circular or other similar document or any amendments or supplements thereto (including any related registration statements and any amendments or supplements thereto, notification and the like) in reliance upon and in conformity with written information furnished in writing to the Company by an instrument duly executed by the Holder and stated to be specifically for use therein or furnished by the Holder to the Company in response to a request by the Company stating specifically that such information shall be used by the Company therein; provided, further, that the indemnity agreement provided in this Section 5(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the prior written consent of the Holder, which consent shall not be unreasonably withheld, unless such consent is obtained in accordance with Section 5(c) hereof.  In no event shall the Holder’s indemnification obligation exceed the net proceeds received from its sale of Registrable Securities in such offering.

(c)                                  Each party entitled to indemnification under this Section 5 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has received written notice of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld).  The Indemnified Party may participate in such defense at such party’s expense; provided, however, that the Indemnifying Party shall bear the expense of such defense of the Indemnified Party if representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest.  The failure of any Indemnified Party to give notice within a reasonable period of time as provided herein shall relieve the Indemnifying Party of its obligations under this Section 5, but only to the extent that such failure to give notice shall materially adversely prejudice the Indemnifying Party in the defense of any such claim or any such litigation.  No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the written consent of each Indemnified Party (which shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

(d)                                 If the indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such

Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, however, that in no event shall any contribution by an Holder under this Section 4 exceed the net proceeds from the offering received by such Holder.  The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e)                                  The obligations of the Company and the Holder under this Section 5 shall survive the completion of any offering of the Registrable Securities in a registration statement pursuant to this Exhibit B, any investigation made by or on behalf of the Indemnified Party or any officer, director or controlling person of such Indemnified Party and shall survive the transfer of securities.

6.                                       Information by the Holder.  As a condition precedent to the obligations of the Company under this Exhibit B, the Holder shall furnish to the Company all such information and materials regarding the Holder and the distribution proposed by the Holder as the Company may reasonably request in writing in connection with any registration, qualification or compliance referred to herein.  The Holder will promptly notify the Company in writing of any changes in the information set forth in the registration statement after it is prepared regarding the Holder or its plan of distribution to the extent required by applicable law.

7.                                       Inclusion of Additional Securities.  The Company may include additional Company securities in any registration pursuant hereto hereof for its own account and by other parties in amounts as determined by the Company’s Board of Directors, provided that any such inclusion does not (i) reduce the number of Registrable Securities (or other securities of the Holder) which are included in the registration statement filed pursuant to this Exhibit B or otherwise materially and adversely affect the rights of the Holder hereunder, or (ii) cause Form S-3 to be unavailable under the Securities Act for such registration due to the nature of the additional securities to be so included.

8.                                       Termination of Registration Rights.  All rights and obligations provided for in this Exhibit B (except for in Section 5 hereof, which rights and obligations shall survive) shall terminate on the Effectiveness Termination Date.

Exhibit B-3 to Restated Consulting Agreement

THE WARRANT REPRESENTED BY THIS CERTIFICATE HAS BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  SUCH WARRANT MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM.  SEEC, INC. MAY REQUIRE AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT TO BE PROVIDED PRIOR TO SUCH SALE, TRANSFER, PLEDGE OR HYPOTHECATION THAT A PROPOSED SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT.

Number: CS-00	, 2003

WARRANT TO PURCHASE COMMON STOCK

OF

SEEC, INC.

THIS CERTIFIES THAT, for value received, KPCB HOLDINGS, INC., a California corporation, as nominee (the “Holder”), is entitled, upon the terms and subject to the conditions hereinafter set forth and at its sole and absolute discretion, to subscribe for and purchase from SEEC, INC., a Pennsylvania corporation with its principal executive offices at Park One West, Cliff Mine Road, Pittsburgh, PA 15275 (the “Company”), at any time during the period set forth in Section 1(d) hereof, the number of shares of preferred stock, par value $0.01 per share, of the Company (the “Common Stock”) set forth in Section 1(b) hereof at the exercise price set in Section 1(c) hereof.  This warrant (as amended or otherwise modified from time to time, this “Warrant”) is issued in connection with that certain Amended and Restated Consulting Agreement dated as of August 14, 2003, by and between the Company and the Holder (as amended or otherwise modified from time to time, the “Consulting Agreement”).

1.                                       Warrant Purchase Rights.

(a)                                  Type of Stock.  This Warrant shall be exercisable for shares of Common Stock (such shares, the “Warrant Stock”).

(b)                                 Number of Shares.  Subject to Section 5(a)(ii) hereof, the number of shares of Warrant Stock issuable upon exercise hereof shall be 1,000,000 shares (the “Maximum Warrant Shares”), provided that the Company’s aggregate revenues for its fiscal year 2005, calculated in accordance with generally-accepted accounting principles and as set forth in the Company’s audited financial statements for the fiscal year ended March 31, 2005 included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2005 to be filed with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) (such revenues, the “2005 Reported Revenues”), are at least $18,000,000.  Notwithstanding the foregoing, in the event the 2005 Reported Revenues are less than $18,000,000 but greater than $15,000,000, the number of shares of Warrant Stock issuable upon exercise hereof shall be equal to the number obtained by multiplying (I) the Maximum Warrant Shares by (II) a fraction, (X) the numerator of which is equal to the difference between the 2005 Reported revenues and $15,000,000, if any, and (Y) the denominator is equal to 3,000,000.

(c)                                  Exercise Price.  The exercise price of the Warrant Stock (the “Exercise Price”) shall be $1.80 per share.

(d)                                 Exercise Period.  Subject to Section 1(b) and 5(a)(ii) hereof, this Warrant may be exercised at any time on or after April 1, 2005 until April 1, 2010 (such period, the “Exercise Period”).

2.                                       Method of Exercise; Payment.

(a)                                  Cash Exercise.  Subject to the terms hereof, the purchase rights represented hereby may be exercised by the Holder in its sole and absolute discretion, in whole or in part, at any time during the Exercise Period, by the surrender of this Warrant (with a duly executed notice of exercise form (the “Notice of Exercise”) substantially in the form attached hereto as Exhibit A) at the principal executive offices of the Company, and by the payment to the Company of an amount equal to the Exercise Price multiplied by the number of shares of Warrant Stock being purchased, which amount may be paid, at the election of the Holder, by wire transfer of immediately available funds or certified check payable to the order of the Company.  The person(s) in whose name any certificate representing the shares of Warrant Stock issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder of, the Warrant Stock represented thereby, and such shares of Warrant Stock shall be deemed to have been issued, immediately prior to the close of business on the date or dates upon which this Warrant is surrendered.

(b)                                 Net Issue Exercise.

(i)                                     Notwithstanding any provision herein to the contrary, if the fair market value of one share (or other unit) of Warrant Stock is greater than the Exercise Price, at the date of calculation as set forth below, in lieu of a cash exercise of this Warrant in accordance with Section 2(a) hereof, the Holder may elect to receive securities equal to the value (as determined below) of this Warrant, or the portion thereof being exercised, by surrender of this Warrant at the principal executive offices of the Company, together with the properly-endorsed Notice of Exercise, in which event the Company shall issue to the Holder a number of shares of Warrant Stock computed using the following formula:

	X	=	Y(A-B)
A

Where	X	=	the number of shares of Warrant Stock to be issued to the Holder.

	Y	=	the number of shares of Warrant Stock requested to be exercised under this Warrant.

	A	=	the fair market value of one share (or other unit) of Warrant Stock (at the date of such calculation).

	B	=	the Exercise Price (as adjusted to the date of such calculation).

(ii)                                  For purposes of this Section 2(b), the fair market value of one share (or other unit) of Warrant Stock shall be determined in good faith by the Company’s Board of Directors; provided, however, that where there exists a public market for shares of Common Stock at the time of such exercise, the fair market value per share shall be the product of (A) the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on The Nasdaq National Market or on any exchange on which the Common Stock is listed, whichever is applicable, for the five trading days prior to the date of determination of fair market value, and (B) the number of shares of Common Stock into which each share of Warrant Stock is convertible at the time of such exercise.

(c)                                  Stock Certificates.  In the event of any exercise of the rights represented by this Warrant, certificates for the shares of Warrant Stock so purchased shall be delivered to the Holder as soon as reasonably possible and, unless this Warrant has been fully exercised or has expired, a new Warrant on like terms representing the shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

(d)                                 No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.  In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the fair market value of one share of Warrant Stock multiplied by such fraction.

(e)                                  No Impairment.  The Company will not, by amendment of its certificate of incorporation or bylaws (the “Charter Documents”), or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.  Notwithstanding the foregoing, the taking of any action by the Company for which an adjustment is made pursuant to Section 5 hereof and which does not constitute a breach of the other terms of this Warrant shall not be deemed to constitute a breach of the foregoing provisions or an impairment of this Warrant.

3.                                       Due Authorization of Shares; Reservation of Shares.  The Company hereby covenants and agrees that, during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued shares a sufficient number of shares to provide for the issuance of the Warrant Stock upon exercise of this Warrant.

4.                                       Rights of Stockholders.  This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof.  Notwithstanding the foregoing, the Warrant Stock shall have the registration rights set forth on Exhibit B hereto, the terms and conditions of which are incorporated by reference herein.  Such registration rights may be assigned by the Holder in connection with the transfer of all or any part of this Warrant in accordance herewith.

5.                                       Adjustment.

(a)                                  Merger or Reorganization.

(i)                                     Organic Change.  Prior to any recapitalization, reorganization, consolidation, merger or other similar transaction, which in each case is effected in such a way that the holders of the Company’s capital stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for such stock including, without limitation, a transaction described in Section 5(a)(ii) hereof (an “Organic Change”), the Company shall make appropriate provision, in form and substance reasonably satisfactory to the Holder, to insure that the Holder shall thereafter have the right to acquire and receive, in lieu of or in addition to, as the case may be, the Warrant Stock immediately theretofore issuable and receivable upon the exercise hereof, such shares of stock, securities or assets as may be issued or payable in connection with such Organic Change with respect to or in exchange for the number of shares of Warrant Stock immediately theretofore issuable and receivable upon exercise of this Warrant had such Organic Change not taken place.

(ii)                                  Acceleration of Purchase Rights.  In the event of a FY 2005 Change of Control (as defined herein), if the Company’s aggregate revenues (“Interim Period Actual Revenues”) for the interim period beginning April 1, 2004 and ending on the last day of the last full month immediately preceding the date of the FY 2005 Change of Control (the “Interim Period”) are equal to at least eighty percent (80%) or more of the budgeted revenues for the corresponding period of FY 2005 as set forth in the FY 2005 Budget (as defined herein) (“the Interim Period Projected Revenues”), then all purchase rights granted hereunder shall automatically vest in full, and become immediately exercisable in full in accordance with the other terms hereof.  For the purposes hereof, a “FY 2005 Change of Control” shall mean the reorganization, merger of consolidation of the Company, with or into another corporation or entity, or the sale, conveyance or encumbrance of all or substantially all of the assets of the Company (including, without limitation, the exclusive license of all or substantially all of the Company’s intellectual property), in a transaction or series of transactions, in which the Company’s stockholders immediately prior such transaction(s) own immediately after such transaction(s) less than fifty percent (50%) of the voting power of the surviving corporation, consummated on or after May 1, 2004, but prior to March 31, 2005.

(b)                                 Split, Subdivision, Combination, Consolidation, Reclassification and the Like.  If the Company, at any time while this Warrant, or any portion hereof, remains outstanding and unexpired by split, subdivision, combination, consolidation or reclassification of securities or otherwise, shall change the Warrant Stock into the same or a different number and kind of securities of any class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of such securities as would have been issuable as the result of such change with respect to the Warrant Stock immediately prior to such subdivision, combination, consolidation, reclassification or other change, and the Exercise Price in respect of such securities shall be proportionately adjusted.

(c)                                  Adjustments for Dividends in Stock or Other Securities or Property.  If, while this Warrant, or any portion hereof, remains outstanding and unexpired, the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive by way of dividend, without payment therefore, other or additional stock or other securities or property (other than cash) of the Company, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of such security in respect of which the dividend shall have been or be payable on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 5.

(d)                                 Certificate as to Adjustments.  Upon the occurrence of each adjustment or readjustment pursuant to this Section 5, the Company shall compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.  The Company will cause copies of such certificate to be promptly delivered to the Holder.

6.                                       Representations and Warranties.

(a)                                  By the Company.  The Company represents and warrants to the Holder as follows:

(i)                                     this Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency, moratorium, reorganization and the relief of debtors and the rules of law or principles at equity governing specific performance, injunctive relief and other equitable remedies (regardless of whether enforcement is sought in equity or at law);

(ii)                                  all shares of Warrant Stock which may be issued upon the exercise of this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof (other than taxes with respect to any transfer occurring contemporaneously with such issue to a person other than the Holder);

(iii)                               except for the filing of notices pursuant to federal and state securities laws, which filings will be effected by the time required thereby, the execution, delivery or performance of this Warrant by the Company, and the issuance of the shares of Warrant Stock upon exercise of this Warrant in accordance with the terms hereof shall not (A) conflict with or result in any breach of any provision of the Charter Documents, (B) require any material filing with, or permit, authorization, consent or approval of, any Federal, state or local governmental authority, (C) result in a material violation or breach of, or constitute (with or without due notice or the passage of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration or loss of any rights) under, any of the terms, conditions or provisions of any material indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound, or (D) violate any order, writ, injunction, decree, or any material statute, rule or regulation applicable to the Company or any of its material properties or assets; and

(iv)                              there are no actions, suits, audits, investigations or proceedings pending or, to the knowledge of the Company, threatened against the Company in any court or before any governmental commission, board or authority which, if adversely determined, will have a material adverse effect on the ability of the Company to perform its obligations under this Warrant.

(b)                                 By the Holder.  The Holder represents and warrants to the Company as follows:

(i)                                     the Holder is aware of the Company’s business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant.

(ii)                                  the Holder is acquiring this Warrant for its own account as principal, for investment purposes only, and not with a present view to, or for, resale, distribution or fractionalization thereof, in whole or in part, within the meaning of the Securities Act of 1933, as amended (the “Securities Act”);

(iii)                               the Holder understands that its acquisition of this Warrant has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of such Holder’s investment intent as expressed herein;

(iv)                              the Holder shall not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Warrant or the shares of Warrant Stock, except in compliance with the terms hereof and the registration requirements of the Securities Act, and the rules and regulations promulgated thereunder, or an exemption thereunder; and

(v)                                 the Holder is an “accredited investor” as defined in Rule 501(A) under the Securities Act.

7.                                       Transfer of Warrant.

(a)                                  Warrant Register.  The Company will maintain a register (the “Warrant Register”) containing the names and addresses of the Holder(s).  Any Holder of this Warrant or a portion hereof may change its or his address as shown on the Warrant Register by written notice to the Company requesting such change.  Any notice or written communication required or permitted to be given to the Holder may be delivered to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register.  Until notified of a transfer in accordance with the terms hereof, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

(b)                                 Transferability of Warrant.  The Holder further acknowledges and understands that this Warrant and the Warrant Stock may not be resold or otherwise transferred except in a transaction registered under the Securities Act or unless an exemption from such registration is available.  The Holder understands that the Warrant and the certificate(s) evidencing the shares of Warrant Stock shall be imprinted with a legend as set forth in Section 9 hereof that prohibits the transfer of such securities unless (i) they are registered or such registration is not required, and (ii) if the transfer is pursuant to an exemption from registration under the Securities Act and, if the Company shall so request in writing, an opinion of counsel reasonably satisfactory to the Company is obtained to the effect that the transaction is so exempt.  The requirements of subsection (ii) above shall not apply to any transfer of this Warrant (or the shares of Warrant Stock upon exercise thereof) or any part hereof to any affiliate of the Holder or such other person or entity as the Holder may determine; provided, however, that the transferee shall agree in writing to be bound by the terms of this Warrant as if the original Holder hereof.  Any transfer, attempted transfer or other disposition in violation of this Section 7(b) shall be deemed null and void and be of no binding effect.

(c)                                  Exchange of Warrant Upon Transfer.  On surrender of this Warrant for exchange, subject to the provisions of this Warrant with respect to compliance with federal and state securities laws and with the limitations on transfers and assignments contained in this Section 7, the Company, at its expense, shall as soon as reasonably possible issue to the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of securities issuable upon exercise hereof.

8.                                       Loss, Theft, Destruction or Mutilation of Warrant.  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

9.                                       Legends.  This Warrant and all Warrant Stock issued upon exercise hereof or any securities issued upon conversion thereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  SUCH SHARES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR AN

EXEMPTION THEREFROM.  SEEC, INC. MAY REQUIRE AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT PRIOR TO SUCH SALE, TRANSFER, PLEDGE OR HYPOTHECATION THAT A PROPOSED SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT.

10.                                 Certain Covenants.

(a)                                  Additional Compensation.  With reference to the provision of the Services (as such term is defined in the Consulting Agreement) to the Company by the Consultant (as such term is defined therein), so long as the Company has not terminated the Consulting Agreement due to nonperformance by the Consultant, the Company shall request that its board of directors, subject to its fiduciary duties, give due consideration for providing additional compensation to the Holder, to the extent that the Company’s cash flows and liabilities for its initial quarters, other benefits and general integration exceed the levels anticipated as a result of the Consultant’s contribution.  Such compensation would be in the form of cash or options on a number of shares.  The exact value and number of options shall be determined by a committee of the Company’s board of directors, comprised of directors that are not appointees or related with the Holder, in its sole discretion.  Nothing in this Section 10(a) shall provide any remedy to the Company in the event of the Consultant’s nonperformance under the Consulting Agreement except as expressly provided therein; which remedy, solely for the avoidance of doubt, shall be limited to the Company’s right, but without any obligation, to terminate the Consulting Agreement in accordance with Section 5 thereof.  Further, nothing in this Section 10(a) shall provide any additional compensation right or remedy to the Holder in the event, in the opinion of such committee of the board, that the Company’s cash flows and liabilities for its initial quarters, other benefits and general integration do not exceed the levels anticipated as a result of the Consultant’s contribution; in such event, solely for the avoidance of doubt, this Warrant and the warrant appended as Exhibit B-2 to the Consulting Agreement, as amended (collectively, the “Performance Warrants”), shall be exercisable in accordance with their respective terms for the shares of Warrant Stock as provided therein and herein.

(b)                                 Fiscal Year 2005 Budget.  As soon as practicable following the execution of the Consulting Agreement, but in any event prior to September 15, 2003, the Company shall cause a special meeting of the Company’s board of directors to be held for the purpose of approving and adopting an annual budget for FY 2005 (“FY 2005 Budget”).  The FY 2005 Budget will be prepared on a quarterly basis.  The Company shall, within three (3) days of the adjournment of such special meeting, deliver to the Holder a copy of the FY 2005 Budget, together with a certification of the Company’s chief executive officer that the FY 2005 Budget has been duly authorized, approved, and adopted by the Company’s board of directors.  For the purpose of any revenue calculation required under Section 5(a)(ii) hereof, (a) the FY 2005 Budget, as delivered to the Holder pursuant hereto, shall be unaffected by any subsequent revisions thereto (irrespective of the approval such revisions, if any, by the entire board of directors), and any such subsequent revisions shall not apply to the FY 2005 Budget for the purposes of the revenue calculations described herein, and (b) in the event that a FY 2005 Change of Control occurs prior to the end of any full fiscal quarter, the Interim Projected Revenues for such uncompleted fiscal quarter shall be calculated by multiplying (x) the Interim Projected Revenues for the full fiscal quarter at issue, as set forth in the FY 2005 Budget, by (y) a fraction, (I) the numerator of which is the number of completed months of such fiscal quarter, and (II) the denominator of which is 3.

11.                                 Miscellaneous.

(a)                                  Governing Law.  This Warrant is made in accordance with and shall be construed under the laws of the State of Delaware, other than the conflicts of laws principles thereof.

(b)                                 Successors and Assigns.  The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties to this Agreement.  Neither the Company nor the Holder may assign, except as expressly contemplated herein, any rights, obligations or benefits under this Warrant without the prior written consent of the other party.

(c)                                  Entire Agreement.  This Warrant, with the Consulting Agreement and the other schedules, exhibits and documents appended hereto and thereto, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

(d)                                 Notices.  All notices and other communications required or permitted under this Warrant shall be given in writing and shall be mailed by registered or certified mail, postage prepaid, sent by confirmed facsimile or telecopy, or otherwise delivered by hand, overnight courier or by messenger, addressed (i) if to a Holder, at the Holder’s as shown on the Warrant Register, or (ii) if to the Company, one copy should be sent to its address set forth on the first page of this Warrant and addressed to the attention of the Chief Executive Officer, or at such other address as the Company shall have furnished to the Holder in accordance herewith of at least 10 days prior to the date of such notice, with a copy to Cohen & Grigsby, P.C., 11 Stanwix St., 15th Floor, Pittsburgh, PA 15222, Facsimile:  412.209.0672, Attention:  Daniel L. Wessels.  Each such notice of other communication shall be treated as effective or having been given when delivered if delivered personally, or if sent by mail, at the earlier of its receipt or seventy-two (72) hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as set forth above.

(e)                                  Amendment, Modification and Waiver.  Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holder.  The failure by the parties to assert any right herein shall not be deemed to be a waiver thereof.

(f)                                    Separability.  Whenever possible, each provision of this Warrant shall be interpreted in such manner as to be valid, legal, and enforceable under all applicable laws and regulations.  If, however, any provision of this Warrant shall be invalid, illegal, or unenforceable under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be invalid, illegal, or unenforceable only to the extent of such invalidity, illegality, or limitation on enforceability without affecting the remaining provisions of this Warrant, or the validity, legality, or enforceability of such provision in any other jurisdiction.

(g)                                 Interpretation.  When a reference is made in this Warrant to Exhibits or Schedules, such reference shall be to an Exhibit to this Warrant unless otherwise indicated.  The words “include,” “includes” and “including” when used in this Warrant shall be deemed in each case to be followed by the words “without limitation.”  The phrase “provided to,” “furnished to,” and terms of similar import in this Warrant shall mean that a paper copy of the information referred to has been furnished to the party to whom such information is to be provided.  The word “revenues” shall mean revenues calculated in accordance with generally-accepted accounting principles.  In this Warrant, the phrases “the date hereof,” “the date hereof”, and terms of similar import, unless the context otherwise requires, shall be deemed to refer to August 14, 2003.  The headings contained in this Warrant are for reference purposes only and shall not affect in any way the meaning or interpretation of this Warrant.

(This space intentionally left blank)

IN WITNESS WHEREOF, the undersigned has caused this Warrant to be executed as of the date set forth above.

SEEC, INC., a Pennsylvania corporation

By:
Name:
Title:

EXHIBIT A

Notice of Exercise

TO:                            SEEC, Inc.

Park One West

Cliff Mine Road, Ste. 200

Pittsburgh, PA 15275

Attn:  Chief Executive Officer

1.                                      Cash Payment Option - Check this Box                                                                     ☐

The undersigned hereby elects to purchase                             shares of Common Stock of SEEC, Inc. pursuant to the terms of this Warrant, and tenders herewith payment of the purchase price of such shares in full.

2.                                      Net Issue Exercise Option - Check this Box                                             ☐

The undersigned hereby elects to effect the net issue exercise provision of Section 2(b) of this Warrant and receive                             shares of Common Stock of SEEC, Inc., pursuant to the terms of this Warrant.

3.                                       Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned as specified below:

Name:

Address:

4.                                       The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares.

(Print Full Name)

(Sign Name)

(Print Title, if applicable)

Date:

EXHIBIT B

Registration Rights

1.                                       Registration Rights.  If, at any time after the date hereof, the Company proposes to register any shares of its capital stock under the Securities Act for sale to the public, whether for its own account or for the account of other securityholders or both (including, without limitation, registration statements relating to secondary offerings of shares of the Company’s capital stock, but excluding registration statements relating solely to the sale of securities to participants in a Company stock plan, to exchange offers or to non-convertible debt securities or relating solely to corporate reorganizations or other transactions pursuant to Rule 145 under the Securities Act), the Company shall, at such time, promptly give the Holder written notice of such registration, and will afford the Holder an opportunity to include in such registration statement all or any of the Warrant Stock issued or issuable hereunder (for such purposes, the “Registrable Securities”).  The Holder shall, within twenty (20) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement.  At the time the registration statement is declared effective, the Holder shall be named as a selling securityholder therein and the related prospectus in such a manner as to permit such Holder to deliver such prospectus to purchasers of registered securities in accordance with applicable law.

2.                                       Registration Procedures.  In the case of a registration, and any qualification or compliance effected by the Company pursuant to this Section 1 of this Exhibit B, Subject to provisions hereof, and until the Effectiveness Termination Date, the Company shall take the following actions:

(a)                                  Promptly prepare and file with the SEC the registration statement in accordance herewith and keep the Holder advised in writing as to the initiation of such registration, qualification and compliance and as to the completion thereof;

(b)                                 Use commercially reasonable efforts to cause a registration statement to be declared effective under the Securities Act as soon as practicable thereafter and to keep such registration statement continuously effective under the Securities Act until the earlier of (i) the date that is the later of (A) the second anniversary of the date hereof and (B) the date that neither the Holder nor any of its affiliates is an affiliate of the Company, (ii) such date as all Registrable Securities may be sold in a single three-month period in accordance with Rule 144 under the Securities Act or (iii) such date as all securities registered on such registration statement have been resold (the earlier to occur of (i), (ii) and (iii) is the “Effectiveness Termination Date”);

(c)                                  Furnish to the Holder such reasonable numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as it may reasonably request in order to facilitate the disposition of Registrable Securities owned by it;

(d)                                 Use commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holder for the purpose of permitting the offers and sales of the securities in such jurisdictions, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(e)                                  Notify as soon as reasonably practicable after the Company becomes aware the Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(f)                                    If for any reason it shall be necessary to amend or supplement the registration statement or the prospectus used in connection with such registration statement in order to correct any untrue statements, ensure that the registration statement is not misleading or otherwise to comply with the Securities Act, as promptly as reasonably practicable, prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus as may be necessary to correct such untrue statements, ensure that such registration statement is not misleading or to comply with the provisions of the Securities Act, provided, that to the extent that any statements to be corrected relate to any information provided by the Holder, the Company shall not be obligated to amend the registration statement until the Company has received such corrected information from the Holder and has had a reasonable opportunity to amend or supplement such registration statement or prospectus;

(g)                                 If the registration statement ceases to be effective for any reason at any time prior to the Effectiveness Termination Date (other than because all securities registered thereunder have been resold pursuant thereto), use commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof;

(h)                                 Cause all such Registrable Securities registered hereunder to be listed or included on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed or included; and

(i)                                     Provide a transfer agent and registrar for all Registrable Securities registered hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

In addition, in the event of any underwritten public offering, the Company shall (I) enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering, provided that the Holder also enters into and perform its obligations under such an agreement, and (II) use its best efforts to furnish, at the request of the Holder, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant hereto, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (A) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given in an underwritten public offering (and reasonably acceptable to the counsel for the Holder), addressed to the underwriters, if any, and to the Holder, and (B) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants in an underwritten public offering (and reasonably acceptable to the counsel for the Holder), addressed to the underwriters, to the extent such letter is permitted under generally recognized accounting practice.

3.                                       Selling Procedure.

(a)                                  Following the date that the registration statement is declared effective by the SEC, the Holder shall be permitted, subject to the provisions hereof, to offer and sell the Registrable Securities included thereon in the manner described in such registration statement during the period of its effectiveness; provided, however, that the Holder arranges for delivery of a current prospectus to the transferee of the Registrable Securities.

(b)                                 Notwithstanding the foregoing, or anything contained herein to the contrary, the Company may suspend offers and sales of Registrable Securities pursuant to such registration statement if in the good faith judgment of the Company’s Board of Directors, upon the advice of counsel, (i)(A)(I) such registration would be substantially contrary to the bests interests of the Company because (a) it would materially interfere with a material financing plan or other material transaction or negotiations relating thereto then pending, or (b) it would require the disclosure of any material non-public information prior to the time that such information would otherwise be disclosed or be required to be disclosed, if such early disclosure would be substantially contrary to the best interests of the Company, or (II) such registration statement contains or may contain an untrue statement of material fact or omits or may omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) the Board of Directors concludes, as a result, that it is necessary and appropriate to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to the Holder a certificate signed by the President or Chief Executive Officer of the Company stating the good faith judgment of the Board of Directors to such effect, then the Company shall have the right to defer such filing only for the period during which such filing would be substantially contrary to the best interests of the Company (a “Suspension”); provided, however, that the aggregate number of days included in such periods of Suspension shall not exceed ninety (90) days in any twelve (12) month period.  In the event of any Suspension, the Holder shall discontinue disposition of Registrable Securities covered by the registration statement until copies of a supplemented or amended prospectus are distributed to the Holder or until the Holder is advised in writing by the Company that the use of the applicable prospectus may be resumed.

4.                                       Expenses of Registration.  All expenses incurred in connection with the registrations pursuant hereto (including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of one counsel for the Company and reasonable fees and disbursements of counsel to the Holder, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration shall be borne by the Company other than expenses relating to (a) the compensation of regular employees of the Company, which shall be paid in any event by the Company, and (b) all underwriting discounts and selling commissions applicable to a sale of the Registrable Securities, which shall be borne by the Holder.

5.                                       Indemnification.

(a)                                  The Company shall indemnify the Holder, its officers, directors, employees, partners, affiliates, agents, representatives and legal counsel, and each person controlling (or deemed controlling) the Holder within the meaning of the Securities Act, (collectively, the “Holder’s Agents”) with respect to which registration, qualification or compliance has been effected pursuant to this Exhibit B, against all claims, losses, damages and liabilities (or actions in respect thereof), joint or several, arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other similar document or any amendments or supplements thereto (including any related registration statement and amendments or supplements thereto, notification or the like) incident to any such registration, qualification or compliance, (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, or (iii) any violation by the Company of the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any rule or regulation promulgated thereunder applicable to the Company in connection with any such registration, qualification or compliance, and shall reimburse the Holder, and the Holder’s Agents, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein or furnished in writing by such Holder to the Company in response to a request by the Company stating specifically that such information shall be used by the Company therein.

(b)                                 The Holder shall indemnify the Company, its officers, directors, employees, affiliates, agents, representatives, legal counsel, independent accountant, and each person controlling the Company within the meaning of the Securities Act (collectively, the “Company’s Agents”), against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other similar document or any amendments or supplements thereto (including any related registration statements and any amendments or supplements thereto, notification and the like), or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and shall reimburse the Company and the Company’s Agents for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred; provided, however, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such prospectus, offering circular or other similar document or any amendments or supplements thereto (including any related registration statements and any amendments or supplements thereto, notification and the like) in reliance upon and in conformity with written information furnished in writing to the Company by an instrument duly executed by the Holder and stated to be specifically for use therein or furnished by the Holder to the Company in response to a request by the Company stating specifically that such information shall be used by the Company therein; provided, further, that the indemnity agreement provided in this Section 5(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the prior written consent of the Holder, which consent shall not be unreasonably withheld, unless such consent is obtained in accordance with Section 5(c) hereof.  In no event shall the Holder’s indemnification obligation exceed the net proceeds received from its sale of Registrable Securities in such offering.

(c)                                  Each party entitled to indemnification under this Section 5 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has received written notice of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld).  The Indemnified Party may participate in such defense at such party’s expense; provided, however, that the Indemnifying Party shall bear the expense of such defense of the Indemnified Party if representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest.  The failure of any Indemnified Party to give notice within a reasonable period of time as provided herein shall relieve the Indemnifying Party of its obligations under this Section 5, but only to the extent that such failure to give notice shall materially adversely prejudice the Indemnifying Party in the defense of any such claim or any such litigation.  No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the written consent of each Indemnified Party (which shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

(d)                                 If the indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such

Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, however, that in no event shall any contribution by an Holder under this Section 4 exceed the net proceeds from the offering received by such Holder.  The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e)                                  The obligations of the Company and the Holder under this Section 5 shall survive the completion of any offering of the Registrable Securities in a registration statement pursuant to this Exhibit B, any investigation made by or on behalf of the Indemnified Party or any officer, director or controlling person of such Indemnified Party and shall survive the transfer of securities.

6.                                       Information by the Holder.  As a condition precedent to the obligations of the Company under this Exhibit B, the Holder shall furnish to the Company all such information and materials regarding the Holder and the distribution proposed by the Holder as the Company may reasonably request in writing in connection with any registration, qualification or compliance referred to herein.  The Holder will promptly notify the Company in writing of any changes in the information set forth in the registration statement after it is prepared regarding the Holder or its plan of distribution to the extent required by applicable law.

7.                                       Inclusion of Additional Securities.  The Company may include additional Company securities in any registration pursuant hereto hereof for its own account and by other parties in amounts as determined by the Company’s Board of Directors, provided that any such inclusion does not (i) reduce the number of Registrable Securities (or other securities of the Holder) which are included in the registration statement filed pursuant to this Exhibit B or otherwise materially and adversely affect the rights of the Holder hereunder, or (ii) cause Form S-3 to be unavailable under the Securities Act for such registration due to the nature of the additional securities to be so included.

8.                                       Termination of Registration Rights.  All rights and obligations provided for in this Exhibit B (except for in Section 5 hereof, which rights and obligations shall survive) shall terminate on the Effectiveness Termination Date.